UNITED STATES SECURITIES AND

EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 1, 2008

TORNADO GOLD INTERNATIONAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

000-50146

(Commission File Number)

94-3409645

(IRS Employer Identification No.)

8600 Technology Way, Suite 118, Reno, NV 89521

(Address of principal executive offices and Zip Code)

(775) 852-3770

Registrant's telephone number, including area code

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02	Unregistered Sales of Equity Securities

On August 1, 2008, we closed a private placement of 1,310,000 common shares (the “Shares”) at a price of US $0.05 per Share for aggregate proceeds of $65,500.

We issued the Shares to 22 U.S. persons pursuant to the exemption from registration provided for under Rule 506 of Regulation D, promulgated under the United States Securities Act of 1933, as amended.

We will use the proceeds of the transaction for working capital.

Item 9.01	Financial Statements and Exhibits
(d)	Exhibits
10.1	Private Placement subscription agreement dated August 1, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TORNADO GOLD INTERNATIONAL CORPORATION

By: /s/ George Drazenovic

George Drazenovic

Chief Financial Officer and Director

August 8, 2008